                                     [logo]

                                    COLONIAL
                           CALIFORNIA TAX-EXEMPT FUND

                               [graphic omitted]

                                 ANNUAL REPORT
                                JANUARY 31, 1997



                       ----------------------------------
                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE
                       ----------------------------------

                 COLONIAL CALIFORNIA TAX-EXEMPT FUND HIGHLIGHTS

                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial California Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

  [x] High monthly double-tax-free income
  [x] Long-term appreciation
  [x] Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Many favorable developments in the California economy have resulted in a positive long-term outlook for the State's municipal bond market. A combination of increased demand and continued low supply of bonds suggest a favorable environment for California municipal bonds."
                                                                - William Loring


                 COLONIAL CALIFORNIA TAX-EXEMPT FUND PERFORMANCE

                                                   CLASS A             CLASS B
    Inception dates                                6/16/86             8/4/92
-------------------------------------------------------------------------------
    Distributions declared per share*               $0.383             $0.328
-------------------------------------------------------------------------------
    SEC yields on 1/31/97**                          4.52%              3.99%
-------------------------------------------------------------------------------
    Taxable-equivalent SEC yields***                 8.41%              7.42%
-------------------------------------------------------------------------------
    12-month total returns, assuming reinvestment    2.98%              2.21%
    of all distributions and no sales charge or
    contingent deferred sales charge (CDSC)
-------------------------------------------------------------------------------
    Net asset value per share on 1/31/97             $7.37              $7.37
-------------------------------------------------------------------------------

*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
***Taxable-equivalent SEC yields are based on the maximum effective 46.2% federal and California income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the fund's ordinary income, which will be taxable when distributed.



QUALITY BREAKDOWN  (as of 1/31/97)        TOP FIVE SECTORS  (as of 1/31/97)
--------------------------------------    -------------------------------------
 AAA ........................... 59.0%    Water & Sewer  ................ 13.7%
 AA ............................  7.6%    Tax Allocation ................ 12.7%
 A ............................. 11.8%    Refunded ...................... 12.1%
 BBB ........................... 12.7%    Public Facilities Improvement..  7.3%
 Non-rated .....................  7.7%    Justice & Public Order ........  5.0%
 Cash & Equivalents ............  1.2%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based upon total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

[photo of Harold W. Cogger]

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                            PORTFOLIO MANAGER REPORT

WILLIAM LORING is portfolio manager of the Colonial California Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?

A. During the first half of the period we pursued a defensive strategy designed to protect the net asset value and lower the overall risk of the portfolio in a rising interest rate environment. The Fund benefited from this strategy as reports of stronger than expected economic conditions caused interest rates to increase over the first six months of the Fund's fiscal year. During the second half of the period, a slowdown in the economy reduced investors' fear of inflation, interest rates began to decline, and the environment for fixed income investments became more appealing. We began to modestly increase the portfolio's effective average maturity to increase the Fund's sensitivity to changes in interest rates. This strategy worked well until the end of December when once again, stronger than expected economic indicators caused interest rates to rise. As a result, in January we brought the Fund back to a less optimistic position to limit losses and preserve assets.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT FOR CALIFORNIA BONDS DURING THE PERIOD?

A. The State of California's economy continued to post gains during the past twelve months as job growth led the nation, exports increased dramatically and tax revenue collections strengthened. We strategically increased our investment in the State's general obligation bonds early in the year and shareholders benefited from the strong returns generated by these securities. A healthy outlook was maintained for the State's economy based on improved financial flexibility, a lessening dependence on the cyclical defense and aerospace industries, and favorable prospects for future growth.

In November, the State's voters passed Proposition 218, an event that may affect certain California municipal bonds. This initiative mandates that all tax-raising measures be subjected to a two-thirds majority voter approval. The uncertainty generated by this measure has limited issuance of certain types of special assessment and tax allocation bonds in the State, but as of January 31, 1997 has not had any significant impact on the Fund as it is currently positioned. We will continue to monitor the situation closely, as we anticipate that there may be some negative impact on the credit quality of certain municipalities. We believe that our focus on bonds that are backed by a dedicated revenue stream and/or voter-approved state sales tax allocations should insulate the portfolio from much of the uncertainty resulting from this measure.

Q. WHAT IS YOUR MARKET OUTLOOK FOR 1997?

A. We believe that we will continue to see conflicting economic indicators, with comparatively strong numbers followed by comparatively weak numbers. As a result, the long Treasury bond market should continue to trade in an interest rate range between 6.50% and 7.00%. While inflation levels remain low, even in the face of certain strong economic conditions, we believe that the Federal Reserve Board may move to increase interest rates based on the extremely tight labor market. Their fear is that the current low level of unemployment may lead to increased wage levels and thus higher prices for goods and services that would ignite a round of inflationary pressures, a negative for bond prices. Uncertainty regarding the Fed's potential action, a lack of clear economic trends and a market driven more by technical rather than fundamental factors is leading us to maintain a neutral position.

          COLONIAL CALIFORNIA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 1/31/87 to 1/31/97
                     Based on NAV and MOP for Class A Shares

                       NAV            MOP           LEHMAN
Jan 31, 87          10,000.00       9,525.00      10,000
Apr 30, 87           9,313.095      8,870.723      9,444
Jul 31, 87           9,436.317      8,988.093      9,771
Oct 31, 87           8,809.344      8,390.90       9,466
Jan 31, 88           9,782.325      9,317.665     10,205
Apr 30, 88           9,801.986      9,336.392     10,270
Jul 31, 88           9,996.711      9,521.867     10,458
Oct 31, 88          10,370.79       9,878.181     10,884
Jan 31, 89          10,643.89      10,138.30      11,080
Apr 30, 89          10,767.83      10,256.36      11,187
Jul 31, 89          11,188.79      10,657.32      11,732
Oct 31, 89          11,173.73      10,642.98      11,724
Jan 31, 90          11,337.76      10,799.21      11,970
Apr 30, 90          11,391.86      10,850.75      11,993
Jul 31, 90          11,865.96      11,302.33      12,545
Oct 31, 90          11,839.51      11,277.13      12,594
Jan 31, 91          12,237.92      11,656.62      13,076
Apr 30, 91          12,500.16      11,906.40      13,371
Jul 31, 91          12,766.76      12,160.34      13,640
Oct 31, 91          13,201.58      12,574.50      14,126
Jan 31, 92          13,488.28      12,847.59      14,502
Apr 30, 92          13,625.21      12,978.01      14,642
Jul 31, 92          14,362.65      13,680.43      15,514
Oct 31, 92          14,080.18      13,411.37      15,311
Jan 31, 93          14,661.93      13,965.49      15,928
Apr 30, 93          15,111.04      14,393.26      16,494
Jul 31, 93          15,375.90      14,645.55      16,886
Oct 31, 93          15,887.56      15,132.91      17,468
Jan 31, 94          16,193.08      15,423.91      17,881
Apr 30, 94          15,164.96      14,444.63      16,850
Jul 31, 94          15,409.62      14,677.66      17,202
Oct 31, 94          14,892.31      14,184.93      16,707
Jan 31, 95          15,409.75      14,677.79      17,245
Apr 30, 95          16,061.45      15,298.53      17,971
Jul 31, 95          16,328.45      15,552.85      18,557
Oct 31, 95          17,082.18      16,270.78      19,186
Jan 31, 96          17,842.37      16,994.86      19,840
Apr 30, 96          17,331.19      16,507.96      19,399
Jul 31, 96          17,713.33      16,871.95      19,781
Oct 31, 96          18,188.90      17,324.93      20,279
Jan 31, 97          18,373.99      17,501.22      20,603

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $12,400 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,201 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds , indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                       6/16/86                       8/4/92
                          NAV            MOP            NAV            W/CDSC
-------------------------------------------------------------------------------
1 YEAR                   3.67%         (1.26)%         2.89%         (2.03)%
-------------------------------------------------------------------------------
5 YEARS                  6.48%         5.45%            --             --
-------------------------------------------------------------------------------
10 YEARS                 6.55%         6.03%            --             --
-------------------------------------------------------------------------------
SINCE INCEPTION          7.03%         6.53%           5.07%         4.68%
-------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                           INVESTMENT PORTFOLIO
                     JANUARY 31, 1997 (IN THOUSANDS)

 MUNICIPAL BONDS - 97.3%                                  PAR       VALUE
 -------------------------------------------------------------------------
  EDUCATION - 8.2%
  Education - 2.9%
  Antioch Unified School District,
   School Sites Acquisition, Series 1991-A:
                           (a)          07/01/11         $  3,690    $  1,370
                           (a)          07/01/16            3,565         913
  Fresno Unified School District,
   Phase VI,  Series 1991-A,
                                7.200%  05/01/11            1,000       1,064
  Grossmont Unified High School District,
   1991 Capital Projects,
                           (a)          11/15/06            4,500       2,723
  San Mateo County Board of Education,
   Series 1991,
                                7.100%  05/01/21              750         780
  Victor Elementary School District,
   Series 1996,
                                6.450%  05/01/18            3,345       3,717
                                                                     --------
                                                                       10,567
                                                                     --------

  SCHOOL DISTRICT GENERAL OBLIGATIONS - 5.3%
  Alum Rock Unified Elementary School
   District,
                           (a)          09/01/15            1,825         559
  Benicia Unified School District,
   Series 1994-C,
                                6.450%  06/01/19            3,870       4,165
  Cabrillo Unified School District,
   Series 1996-A,
                           (a)          08/01/15            3,000       1,031
  Central School District,
   San Bernardino County, Series A,
                                7.050%  05/01/16              750         815
  Central Unified School District,
                           (a)          03/01/18           20,065       5,869
  Encinitas Unified School District,
   Series 1996,
                           (a)          08/01/21            3,810         924
  Manhattan Beach Unified School
   District, Series 1996-A,
                           (a)          09/01/07            1,970       1,133
  Oakland Refunding,
   Series 1988-A,
                                7.600%  08/01/21            1,995       2,127
  Rocklin Unified School District,  Series 1991-C
                           (a)          07/01/20            6,920       1,774
  Whisman School District,
   Series 1996-A,
                           (a)          08/01/15            1,595         542
                           (a)          08/01/16            1,645         528
                                                                     --------
                                                                        19,467
                                                                     --------

 ------------------------------------------------------------------------------
  HEALTHCARE - 2.2%
  HOSPITAL
  Duarte, City of Hope National Center,
   Series 1993,
                                6.000%  04/01/08              500         503
  Rancho Mirage Financing Authority,
   Eisenhower Medical Center,  Series 1997-A,
                                5.250%  07/(b)17            1,000         946
  State Health Facilities Financing  Authority:
   Catholic Healthcare West, Series 1994-A,
                                4.750%  07/01/19            2,000       1,737
   Kaiser Permanente, Series 1993-C,
                                5.600%  05/01/33            5,000       4,762
                                                                     --------
                                                                        7,948
                                                                     --------

-------------------------------------------------------------------------------
  HOUSING - 3.8%
  MULTI-FAMILY - 0.1%
  Santa Rosa, Chanate Lodge Projects,
   Series 1992,
                                6.625%  12/01/02              310         311
                                                                     --------
  SINGLE-FAMILY - 3.7%
  Delta County Home Mortgage Finance
   Authority, Series 1992-A,
                                6.750%  12/01/25            3,000       3,101
  PR Commonwealth of Puerto Rico Housing
   Finance Corporation,  Series B,
                                7.650%  10/15/22              545         572
  Southern California Home Financing Authority:
   Series A,
                                7.625%  10/01/22            1,205       1,268
   Series 1990-A,
                                7.625%  10/01/23              535         563
   Series B,
                                8.600%  08/01/19            2,470       2,569
   Series 1990-D,
                                7.750%  08/01/10              720         761
   Series 1991-C,
                                7.450%  08/01/11              120         127
   Series 1997-B,
                                6.000%  08/01/16            1,600       1,602
  State Rural Home Mortgage Finance
   Authority, Series 1995-B,
                                7.750%  09/01/26            2,390       2,736
  Stockton, Mortgage-Backed Security
   Program, Series 1990-A,
                                7.400%  08/01/05               40          42
                                                                     --------
                                                                       13,341
                                                                     --------

-------------------------------------------------------------------------------
  JUSTICE & PUBLIC ORDER - 5.0%
  Santa Ana Financing Authority,
   Police Holding Facility, Series 1994-A,
                                6.250%  07/01/18            6,035       6,601
  State Public Works Board:
   Department of Corrections Corcoran II Project,
   Series 1996-A,
                                5.250%  01/01/21 (c)(d)     4,000       3,765
   State Prisons, Series 1993-A:
                                5.000%  12/01/19            6,000       5,535
                                5.250%  12/01/13            2,500       2,431
                                                                     --------
                                                                       18,332
                                                                     --------

-----------------------------------------------------------------------------
 OTHER REVENUE - 1.5%
  Los Angeles Convention & Exhibition
   Authority,  Series 1993-A,
                                6.125%  08/15/11 (d)        5,000       5,413
                                                                     --------

-----------------------------------------------------------------------------
 PUBLIC FACILITIES IMPROVEMENTS - 7.3%
  Alameda County, Capital Projects,
   Series 1989,
                           (a)          06/15/14            2,185         781
  Long Beach, Fleet Services Project,
   Series 1992-A,
                                6.600%  05/01/14            2,000       2,055
  Modesto, Community Center Project,
   Series 1993-A,
                                5.000%  11/01/23            2,235       2,051
  Pasadena Civic Improvement Corp.,
   Series 1996,
                                5.250%  02/01/16            3,020       2,907
  PR Commonwealth of Puerto Rico
   Public Buildings Authority, Series 1993-M,
   stepped coupon, (5.700% 7/01/98)
                                3.750%  07/01/16 (e)        2,250       2,095
  Rancho Mirage Joint Powers
   Financing Authority, Series 1991-A,
                                7.500%  04/01/17              455         484
  Sacramento County,
   Public Facilities Project, Series 1996,
                                5.000%  02/01/13            3,680       3,450
  State Public Works Board:
   Secretary of State & State Archives,
   J. Paul Getty Trust Center,
                                5.000%  10/01/23 (d)       10,560       9,491
   Series 1992-A,
                                6.500%  12/01/08            1,000       1,133
  State Special Districts Finance
   Authority, Series 1988-A,
                                8.400%  07/01/05            1,670       1,772
  Watsonville Mammoth Lakes, Series-B,
                                7.875%  06/01/11              500         539
                                                                     --------
                                                                       26,758
                                                                     --------

-------------------------------------------------------------------------------
 PUBLIC INFRASTRUCTURE - 5.6%
  Bishop, Escalon & Lemoore Cities, Series 1991-A
                                7.700%  05/01/11              700         739
  Compton, Civic Center Project,
   Series 1989-B,
                                7.500%  08/01/15            1,000       1,046
  Irvine Ranch Water District Joint
   Powers Agency, Series 1988 II,
                                8.250%  08/15/23            5,500       5,803
  San Francisco Building Authority,
   San Francisco Civic Center Complex,  Series 1996-A,
                                5.250%  12/01/16            4,250       4,039
  State Public Capital Improvements
   Financing Authority,
   Joint Powers Agency, Series 1988-A,
                                8.500%  03/01/18            3,500       3,652
   Series 1988-B,
                                8.100%  03/01/18 (d)        4,725       4,958
                                                                     --------
                                                                       20,237
                                                                     --------

-------------------------------------------------------------------------------
 REFUNDED/ESCROW/SPECIAL OBLIGATION (f) - 12.1%
  Alum Rock Unified Elementary School
   District, Series 1991:
                           (a)          09/01/11            1,925         792
                           (a)          09/01/12            1,565         596
                           (a)          09/01/14            1,000         329
  Commerce Joint Powers Financing
   Authority, Multiple Project Loans,
   Series A,
                                8.000%  03/01/21               30          34
  Desert Hospital, Series 1990,
                                8.100%  07/01/20            1,750       1,988
  Empire Union School District,
   Mello-Roos Financing, Series 1990-A,
                                7.400%  10/01/15            1,000       1,125
  Fontana Public Financing Authority,
   North Fontana Redevelopment, Series 1991-A,
                                7.750%  12/01/20              785         910
  Glendora Public Financing Authority,
   Series B,
                                7.625%  09/01/10              850         940
  La Quinta Redevelopment Agency,
   Series 1990,
                                8.400%  09/01/12            1,000       1,151
  Local Government Power Authority,
   Anaheim Redevelopment Agency,
   Series 1986-A,
                                8.200%  09/01/15            4,500       4,893
  Los Angeles Convention & Exhibit
   Center, Series 1985,
                                9.000%  12/01/20              500         649
  Los Angeles County Transportation,
   Metro Train Series 1991-A,
                                6.900%  07/01/21            1,000       1,118
  Los Angeles Waste Water System,
   Series 1991-A,
                                7.100%  02/01/21              400         432
  Mojave Water Agency,
   Morongo Basin Pipeline, Series 1991,
                                6.950%  09/01/21            1,000       1,124
  Monterey Redevelopment Agency,
   Series A:
                                9.250%  11/01/10              500         537
                                9.250%  11/01/11              250         269
                                9.250%  11/01/12              750         809
  Moreno Valley Unified School District,
                                7.400%  09/01/16               20          23
  Northern California Power Agency,
   Hydroelectric Project No. 1,
   Series 1986-B 2,
                                8.000%  07/01/24            1,750       1,853
  Orange County Community Facility:
   District Number 87-3, Mello-Roos,
                                7.800%  08/15/15            2,000       2,260
   District 87-4, Series 1990-A
                                8.000%  08/15/15            1,000       1,135
  Placentia, Community Facilities District,
                                7.900%  09/01/15            1,000       1,111
  Pomona, Series 1990-B,
                                7.500%  08/01/23            1,000       1,235
  PR Commonwealth of Puerto Rico,
   Electric Power Authority:
   Series 1989-N,
                                7.000%  07/01/07              635         687
   Series 1991
                                7.300%  07/01/20            1,200       1,335
  Rancho Mirage Joint Powers
   Financing Authority, Series 1991-A,
                                7.500%  04/01/17            1,545       1,748
  Riverside County, Series 1989-A,
                                7.800%  05/01/21            2,500       3,144
  Riverside Public Financing Authority,
   Series A,
                                8.000%  02/01/18              590         676
  Rocklin, Stanford Ranch Community
   Facilities District, Series 1990,
                                8.100%  11/01/15            1,000       1,144
  Sacramento City Financing Authority,
   Series 1991,
                                6.800%  11/01/20            2,500       2,800
  San Bernardino, Sisters of Charity
   of the Incarnate Word, Series 1991-A,
                                7.000%  07/01/21              500         558
  State Educational Facilities Authority,
   Westmont College, Series 1985-A,
                                9.200%  12/01/00               40          43
  State Health Facilities Financing Authority,
   Children's Hospital of Los Angeles, Series 1991-A
                                7.125%  06/01/21            2,000       2,250
  State Public Works Board,
   University of California, Series 1990-A,
                                7.000%  09/01/15            1,625       1,800
  Turlock Irrigation District,
   1991 Improvement Project, Series 1991,
                                7.300%  01/01/11            1,500       1,582
  West Covina Redevelopment Agency,
   Community Facilities District No. 1, Series 1989,
                                7.800%  09/01/22            1,000       1,109
                                                                     --------
                                                                       44,189
                                                                     --------

-------------------------------------------------------------------------------
  RESOURCE RECOVERY - 0.6%
  LANDFILL - 0.3%
  Nevada County
   Western Nevada County Solid Waste
   Management System, Series 1991,
                                7.500%  06/01/21            1,000       1,016
                                                                     --------

  RECYCLING - 0.3%
  Pollution Control Financing Authority, North
   California Recycling Center, Series 1991-A,
                                6.750%  07/01/17            1,000       1,124
                                                                     --------

-------------------------------------------------------------------------------
 TAX-BACKED - 25.5%
   GENERAL OBLIGATIONS - 5.2%
   PR Commonwealth of Puerto Rico:
   Series 1995,
                                5.650%  07/01/15            1,000       1,029
   Series 1996,
                                6.500%  07/01/14            2,000       2,223
  State of California:
                                5.125%  10/01/17 (d)        7,710       7,170
                                5.500%  04/01/12            2,770       2,798
                               10.000%  02/01/10            2,000       2,870
   Series 1995,
                               10.000%  10/01/06            1,185       1,634
  Virgin Islands Public Financing,
   Series 1992-A,
                                7.250%  10/01/18            1,000       1,062
                                                                     --------
                                                                       18,786
                                                                     --------

  MELLO-ROOS/1915 ACT - 4.7%
  Alameda County, Marina Village
   Assessment District, Series 1989-1,
                                7.650%  09/02/10            1,000       1,030
  Carlsbad Unified School District, Community
   Facility District No. 1, Series 1990,
                                7.650%  09/01/14            1,000       1,035
  Carson, Series 1992,
                                7.375%  09/02/22              965       1,005
  Corona Community Facility District,
   Foothill Ranch, Series 1990 A-1,
                                8.350%  09/01/20            1,000       1,020
  Elk Grove Unified School District:
   Community Facilities, Series 1995,
                           (a)          12/01/18            2,720         762
                                6.500%  12/01/08            1,000       1,133
                                6.500%  12/01/24            4,055       4,567
  Fairfield Improvement Bond,
   Series 1990,
                                8.000%  09/02/11              235         242
  Folsom Willow Creek,
                                8.250%  12/01/06              400         416
  Los Angeles County, Harbor Boulevard,
                                8.375%  09/02/18            1,000       1,034
  Murrieta County Water District,
   Series 1991,
                                8.300%  10/01/21            1,000       1,058
  Riverside Unified School District,
   Community Facilities District No. 2,
   Series 1993-A,
                                7.250%  09/01/18            1,000       1,012
  Sacramento Unified School,
   Community Facilities District No. 1,
   Series B,
                                7.300%  09/01/13            1,760       1,894
  Stockton Community Facilities District,
   Series 2,
                                7.750%  08/01/15            1,000       1,033
                                                                     --------
                                                                       17,241
                                                                     --------
  SALES & EXCISE TAX - 2.9%
  Los Angeles County Metropolitan
   Transportation Authority, Series 1995 A,
                                5.000%  07/01/25            5,000       4,475
  PR Commonwealth of Puerto Rico
   Highway & Transportation Authority:
   Series W,
                                5.500%  07/01/09              580         596
   Series 1996-Y,
                                6.250%  07/01/12            3,000       3,281
  Riverside County Transportation
   Commission,  Series 1996-A,
                                6.000%  06/01/09            2,000       2,173
                                                                     --------
                                                                       10,525
                                                                     --------
  TAX ALLOCATION - 12.7%
  Cerritos Public Financing Authority,
   Los Coyotes Redevelopment Project,
   Series 1993-A,
                                6.500%  11/01/23            2,000       2,248
  Commerce Joint Powers Financing
   Authority, Series 1991-A,
                                8.000%  03/01/21              970       1,021
  Concord Redevelopment Agency,
   Central Concord Project,
   Series 1988-3,
                                8.000%  07/01/18               25          27
  Contra Costa County Public Financing
   Authority, Series 1992-A,
                                7.100%  08/01/22            1,000       1,068
  Costa Mesa Public Financing,
   Series 1991-A,
                                7.100%  08/01/21              890         918
  Emeryville Public Finance Authority
   Emeryville Redevelopment, Series 1993-A,
                                6.500%  05/01/21            2,000       2,075
  Folsom Redevelopment Agency, Central
   Folsom Project Area, Series 1987-A,
                                8.600%  02/01/13              400         415
  Glendora Public Financing Authority,
   Series B,
                                7.625%  09/01/10              150         154
  Oakland Redevelopment Agency,
   Central District Project, Series 1992,
                                5.500%  02/01/14            7,400       7,400
  Pomona Public Financing Authority,
   Southwest Pomona Redevelopment Project,
   Series 1994-L,
                                5.750%  02/01/20            3,800       3,672
  Rancho Cucamonga Redevelopment Agency,
   Series 1996,
                                5.250%  09/01/16            4,000       3,835
  Richmond Joint Powers Financing
   Authority, Series 1990-A,
                                7.700%  10/01/10              925         985
  Riverside Public Financing
   Authority, Series 1991-A,
                                8.000%  02/01/18              410         424
  San Jose Redevelopment Agency,
   Merged Area Redevelopment Project,
   Series 1993,
                                5.000%  08/01/21           10,000       8,963
  Santa Fe Springs Redevelopment Agency,
   Consolidated Project, Series 1992-A,
                                6.400%  09/01/22            7,275       7,721
  Santa Margarita, Series 1994-B,
                                7.250%  08/01/13 (d)        2,000       2,400
  Seaside Redevelopment Agency,
   Gateway Project,
   Series 1986,
                                8.500%  08/01/06              105         106
  Soledad Redevelopment Agency, Series 1992,
                                7.400%  11/01/12              955       1,013
  Torrance Downtown Redevelopment,
   Project, Series 1992,
                                7.125%  09/01/21            1,000       1,048
  Westminster Redevelopment Agency,
   Project No. 1,  Series 1993,
                                6.200%  08/01/23            1,000         988
                                                                     --------
                                                                       46,481
                                                                     --------

-------------------------------------------------------------------------------
  TRANSPORTATION - 5.9%
  AIRPORT - 0.8%
  Los Angeles Department of Airports,
   Series 1995-D,
                                5.500%  05/15/15            3,025       2,938
                                                                     --------

  TRANSPORTATION - 1.8%
  Los Angeles Harbor Department,
   Series 1996-B,
                                5.375%  11/01/15            6,890       6,554
                                                                     --------

  TURNPIKE/TOLLROAD/BRIDGE - 3.3%
  Foothill/Eastern Transportation Corridor
   Agency, Series 1995-A,
                                5.000%  01/01/35           10,000       8,463
  San Joaquin Hills Transportation
   Corridor Agency, Series 1993,
                           (a)          01/01/20           15,400       3,696
                                                                     --------
                                                                       12,159
                                                                     --------

-------------------------------------------------------------------------------
  UTILITY - 19.6%
  INDIVIDUAL POWER PRODUCER - 1.9%
  Sacramento Cogeneration Authority,
   Procter & Gamble Project, Series 1995,
                                6.500%  07/01/21            6,500       6,687
                                                                     --------

  INVESTOR OWNED - 1.3%
  State Pollution Control Finance Authority,
   San Diego Gas & Electric Co., Series 1996-A,
                                5.900%  06/01/14            4,650       4,842
                                                                     --------

  JOINT POWER AUTHORITY - 0.4%
  Northern California Power Agency,
   Hydroelectric Project No. 1,
   Series E,
                                7.150%  07/01/24            1,460       1,528
                                                                     --------

  MUNICIPAL ELECTRIC - 2.3%
  Colton Public Financing Authority,
  Electric System Imports, Series 1995,
                                7.500%  10/01/20            3,000       3,109
  Commonwealth of Puerto Rico Electric
   Power Authority:
   Series 1989-O,
                           (a)          07/01/17            2,490         750
   Series 1989-N,
                                7.000%  07/01/07              365         388
  Reading Electric System,
   RIB (variable rate), Series 1992-A,
                                8.994%  07/01/22              750         891
  Sacramento Municipal Utilities  District,
   Series 1993-G,
                                6.500%  09/01/13            1,500       1,678
  Turlock Irrigation District,
   Series 1996-A,
                                6.000%  01/01/11            1,000       1,067
   Series 1996-A,
                                6.000%  01/01/12              500         536
                                                                     --------
                                                                        8,419
                                                                     --------

  WATER & SEWER - 13.7%
  Anderson Water C.O.P.
                                7.900%  12/01/11              610         647
  Big Bear Lake, Series 1996,
                                6.000%  04/01/15            1,350       1,434
  Central Coast Water Authority,
   State Water Project Regional Facilities,
   Series 1996-A,
                                5.000%  10/01/22            5,000       4,531
  Contra Costa Water District, Series 1994-G
                                5.000%  10/01/24            7,500       6,825
  Covina Water System Improvement Project,
   Series 1991,
                                7.300%  04/01/16            1,000       1,054
  East Bay Municipal Utilities District,
   Wastewater Treatment Project,
   Sub-Series 1996:
                                5.000%  06/01/15            7,500       6,985
                                5.000%  06/01/16            1,000         924
  Fresno Sewer Revenue:
   Series 1995-A,
                                6.000%  09/01/09            1,525       1,651
                                6.000%  09/01/10            1,420       1,530
  Hemet Public Financing Authority,
   Series 1992-A,
                                6.500%  02/01/12            1,500       1,526
  Metropolitan Water District ,
   RIB (variable rate)
                                7.661%  08/05/22            2,000       2,035
  PR Puerto Rico Aqueduct & Sewer Authority,
   Series 1995:
                                6.000%  07/01/09            1,250       1,344
                                6.250%  07/01/13            2,750       2,980
  Sacramento County Sanitation District
   Financing Authority,  Series 1993,
                                4.750%  12/01/23            9,000       7,605
  San Diego Sewer Redevelopment, Series 1993,
                                5.000%  05/15/23            5,000       4,393
  State Department of Water Resources,
   Central Valley Project, Series 1996-O,
                                4.750%  12/01/25            2,750       2,345
  Tehachapi Water & Sewer District,
                                8.200%  11/01/20            2,000       2,175
                                                                     --------
                                                                       49,984
                                                                     --------

 TOTAL MUNICIPAL BONDS (cost of $341,000)                             354,847
                                                                     --------

 OPTIONS - 0.0%                                      CONTRACTS      VALUE
 ----------------------------------------------------------------------------
  March 1997 Treasury Bond Put,
  Strike price 110, Expiration 02/22/97
  (cost of $251 )                                            239          127
                                                                     --------

 TOTAL INVESTMENTS  (cost of $341,251) (g)                            354,974
                                                                     --------

 SHORT-TERM OBLIGATIONS - 1.3%                            PAR
 ----------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (h)
  Irvine Ranch Water District,
                                3.600%  01/01/21           2,700        2,700
  Newport Beach Hoag Hospital,
                                3.650%  10/01/22           2,000        2,000
                                                                     --------

 TOTAL SHORT-TERM OBLIGATIONS                                           4,700
                                                                     --------

 OTHER ASSETS & LIABILITIES, NET - 1.4%                                 5,252
 ----------------------------------------------------------------------------

 NET ASSETS - 100.0%                                                 $364,926
                                                                     ========

 NOTES TO INVESTMENT PORTFOLIO:
 -------------------------------------------------------------------------

 (a)  Zero coupon bond.
 (b) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
 (c) This security, or a portion thereof, with a total market value of $1,041 is being used to collateralize the delayed delivery purchase indicated in note (b) above.
 (d) These securities, or a portion thereof, with a total market value of $25,108 are being used to collateralize open futures contracts.
 (e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
 (f) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
 (g)  Cost for federal income tax purposes is the same.
 (h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

 Short futures contracts open at January 31, 1997:

                     Par value                              Unrealized
                     covered by           Expiration       appreciation
      Type           contracts              month           at 01/31/97
  ------------------------------------------------------------------------
  Municipal Bond     $ 20,000               March              $ 324


               Acronym                      Name
               ----------         -----------------------------
                  RIB               Residual Interest Bonds

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $341,251)                            $354,974
Short-term obligations                                             4,700
                                                                --------
                                                                 359,674

Receivable for:
  Interest                                   $     5,932
  Investments sold                                 5,512
  Fund shares sold                                   915
Other                                                 43          12,402
                                             ------------       --------
    Total Assets                                                 372,076

LIABILITIES
Payable for:
  Investments purchased                            5,026
  Distributions                                    1,515
  Fund shares repurchased                            412
  Variation margin on futures                        175
Accrued:
  Deferred Trustees fees                               4
Other                                                 18
                                             -----------
    Total Liabilities                                              7,150
                                                                --------

NET ASSETS                                                      $364,926
                                                                ========

Net asset value & redemption price per share -
Class A ($264,053 / 35,835)                                        $7.37
                                                                ========
Maximum offering price per share - Class A
($7.37 / 0.9525)                                                   $7.74 (a)
                                                                ========
Net asset value & offering price per share -
Class B ($100,873 / 13,690)                                        $7.37 (b)
                                                                ========

COMPOSITION OF NET ASSETS
Capital paid in                                                 $352,481
Undistributed net investment income                                  182
Accumulated net realized                                          (1,784)
loss
Net unrealized appreciation on:
  Investments                                                     13,723
  Open futures contracts                                             324
                                                                --------
                                                                $364,926
                                                                ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 1997

(in thousands)
INVESTMENT INCOME
Interest                                                              $ 23,099

EXPENSES
Management fee                                          $    1,939
Service fee                                                    516
Distribution fee - Class B                                     768
Transfer agent                                                 591
Bookkeeping fee                                                142
Audit fee                                                       33
Trustees fee                                                    31
Legal fee                                                       19
Custodian fee                                                   11
Registration fee                                                 8
Reports to shareholders                                          4
Other                                                           27       4,089
                                                        ----------    --------
      Net Investment Income                                             19,010
                                                                      --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
 Investments                                                 5,312
 Closed futures contracts                                    1,489
                                                        ----------
      Net Realized Gain                                                  6,801
Net unrealized appreciation (depreciation)
 during the period on:
 Investments                                               (16,708)
 Open futures contracts                                        433
                                                        ----------
     Net Unrealized Depreciation                                       (16,275)
                                                                      --------
          Net Loss                                                      (9,474)
                                                                      --------
Net Increase in Net Assets from Operations                            $  9,536
                                                                      ========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                         Year ended January 31
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS                        1997            1996
Operations:
Net investment income                                  $  19,010      $  21,032
Net realized gain (loss)                                   6,801           (741)
Net unrealized appreciation (depreciation)               (16,275)        38,695
                                                       ---------      ---------
    Net Increase from Operations                           9,536         58,986
Distributions:
From net investment income - Class A                     (14,448)       (16,481)
From net investment income - Class B                      (4,590)        (4,822)
                                                       ---------      ---------
                                                          (9,502)        37,683
                                                       ---------      ---------
Fund Share Transactions:
Receipts for shares sold - Class A                        12,231         15,423
Value of distributions reinvested - Class A                6,314          7,161
Cost of shares repurchased - Class A                     (52,020)       (48,031)
                                                       ---------      ---------
                                                         (33,475)       (25,447)
                                                       ---------      ---------
Receipts for shares sold - Class B                        11,308         11,772
Value of distributions reinvested - Class B                2,375          2,530
Cost of shares repurchased - Class B                     (17,286)       (15,919)
                                                       ---------      ---------
                                                          (3,603)        (1,617)
                                                       ---------      ---------
    Net Decrease from Fund Share Transactions            (37,078)       (27,064)
                                                       ---------      ---------
        Total Increase (Decrease)                        (46,580)        10,619
NET ASSETS
Beginning of period                                      411,506        400,887
                                                       ---------      ---------
End of period (including undistributed
  net investment income of $182 and
  $28, respectively)                                   $ 364,926      $ 411,506
                                                       =========      =========

NUMBER OF FUND SHARES
Sold - Class A                                             1,669          2,147
Issued for distributions reinvested - Class A                860            995
Repurchased - Class A                                     (7,085)        (6,670)
                                                       ---------      ---------
                                                          (4,556)        (3,528)
                                                       ---------      ---------
Sold - Class B                                             1,544          1,634
Issued for distributions reinvested - Class B                323            351
Repurchased - Class B                                     (2,357)        (2,203)
                                                       ---------      ---------
                                                            (490)          (218)
                                                       ---------      ---------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial California Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

               Average Net Assets        Annual Fee Rate
               ------------------        ---------------
                First $1 billion             0.55%
                Next $1 billion              0.50%
                Over $2 billion              0.45%


Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

  Effective Date                Cumulative Annualized Reduction
  --------------                -------------------------------
   January 1, 1996                           0.0125%
   April 1, 1996                             0.0250%
   July 1, 1996                              0.0375%
   October 1, 1996                           0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $31,601 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $317,022 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                  Valuation of shares            Annual
               outstanding on the 20th of         Fee
              each month which were issued        Rate
              ----------------------------        ----
              Prior to November 30, 1994          0.10%
              On or after December 1, 1994        0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the year ended January 31, 1997, the Fund's operating expenses did not exceed the 0.80% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $92,656,558 and $131,838,971, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation                $ 15,939,437
   Gross unrealized depreciation                  (2,216,242)
                                                ------------
           Net unrealized appreciation          $ 13,723,195
                                                ============

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  Year ended January 31
                                             -------------------------------------------------------------------------
                                                           1997                                         1996
                                              Class A             Class B               Class A               Class B
                                             ---------           ---------             ---------             ---------
Net asset value -
   Beginning of period                       $   7.540           $   7.540             $   6.870             $   6.870
                                             ---------           ---------             ---------             ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
   income (a)                                    0.386               0.331                 0.388                 0.334
Net realized and
  unrealized gain (loss)                        (0.173)             (0.173)                0.671                 0.671
                                             ---------           ---------             ---------             ---------
   Total from Investment
     Operations                                  0.213               0.158                 1.059                 1.005
                                             ---------           ---------             ---------             ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                       (0.383)             (0.328)               (0.389)               (0.335)
                                             ---------           ---------             ---------             ---------
Net asset value -
   End of period                             $   7.370           $   7.370             $   7.540             $   7.540
                                             =========           =========             =========             =========
Total return(b)(c)                                2.98%               2.21%                15.78%                14.94%
                                             =========           =========             =========             =========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                      0.88%               1.63%                 0.89%                 1.64%
Net investment
  income (d)                                      5.23%               4.48%                 5.33%                 4.58%
Fees and expenses
  waived or borne
  by the Adviser (d)                                -                   -                   0.01%                 0.01%
Portfolio turnover                                  25%                 25%                   47%                   47%
Net assets at end
 of period (000)                             $ 264,053           $ 100,873             $ 304,581             $ 106,925

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $       -           $       -             $   0.001             $   0.001
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

                              Year ended January 31
     ----------------------------------------------------------------
                  1995                                1994
      Class A            Class B           Class A           Class B
     ---------          ---------         ---------         ---------
     $   7.660          $   7.660         $   7.350         $   7.350
     ---------          ---------         ---------         ---------


         0.413              0.036             0.434             0.378

        (0.791)            (0.791)            0.315             0.315
     ---------          ---------         ---------         ---------

        (0.378)            (0.431)            0.749             0.693
     ---------          ---------         ---------         ---------


        (0.412)            (0.359)           (0.439)           (0.383)
     ---------          ---------         ---------         ---------

     $   6.870          $   6.870         $   7.660         $   7.660
     =========          =========         =========         =========
        (4.83)%            (5.55)%            10.44%             9.63%
     =========          =========         =========         =========


          0.77%              1.52%             0.75%             1.50%

          5.91%              5.16%             5.73%             4.98%


          0.06%              0.06%             0.08%             0.08%
            47%                47%               17%               17%

     $ 301,912          $  98,975         $ 379,987         $ 104,578


     $   0.004          $   0.004         $   0.006         $   0.006


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

                                                      Two months                               Year
                                                        ended                                 ended
                                                    January 31(b)                           November 30
                                              ------------------------------       -------------------------------
                                                           1993                                 1992
                                                Class A            Class B            Class A          Class B (c)
                                               ---------          ---------          ---------        ---------
Net asset value -
   Beginning of period                         $   7.270          $   7.270          $   7.150        $   7.410
                                               ---------          ---------          ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
   income (a)                                      0.076              0.067              0.467            0.143
Net realized and
  unrealized gain (loss)                           0.081              0.081              0.109           (0.151)
                                               ---------          ---------          ---------        ---------
   Total from Investment
     Operations                                    0.157              0.148              0.576           (0.008)
                                               ---------          ---------          ---------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                         (0.077)            (0.068)            (0.456)          (0.132)
                                               ---------          ---------          ---------        ---------
Net asset value -
   End of period                               $   7.350          $   7.350          $   7.270        $   7.270
                                               =========          =========          =========        =========
Total return(d)(e)                                 8.70%(f)           1.01%(f)           8.27%            1.94%(f)
                                               =========          =========          =========        =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.65%(g)           1.40%(g)           0.71%            1.46%(g)
Net investment
  income                                           6.29%(g)           5.54%(g)           6.44%            5.69%(g)
Fees and expenses
  waived or borne
  by the Adviser                                   0.21%(g)           0.21%(g)           0.13%            0.13%(g)
Portfolio turnover                                   19%(g)             19%(g)             12%              12%
Net assets at end
  of period (000)                              $ 337,409          $  33,819          $ 324,012        $  22,797

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $   0.002          $   0.002          $   0.010        $   0.010
(b)The Fund changed its fiscal year end from November 30 to January 31 in 1992.
(c) Class B shares were initially offered on August 4, 1992.  Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL CALIFORNIA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial California Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.



* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ............press [1]

For account information ..............................................press [2]

To speak to a Colonial representative ................................press [3]

For yield and total return information ...............................press [4]

For duplicate statements or new supply of checks .....................press [5]

To order duplicate tax forms and year-end statements .................press [6]
(February through May)

To review your options at any time during your call  .................press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial California Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722 Boston, MA 02105-1722
1-800-345-6611

Colonial California Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[LOGO]    COLONIAL
          MUTUAL FUNDS

          Mutual Funds for
          Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            CA-02/407D-0197 M (3/97)